UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 16, 2019
(Date of earliest event reported)

Central Valley Community Bancorp
(Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-31977 (Commission File Number)	77-0539125 (IRS Employer Identification Number)

7100 N. Financial Dr., Ste. 101, Fresno, CA (Address of principal executive offices)		93720 (Zip Code)
559-298-1775 (Registrant’s telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 16, 2019, Central Valley Community Bancorp’s banking subsidiary Central Valley Community Bank (the “Bank”) announced the promotion of Blaine Lauhon, 56, to Executive Vice President, Market Executive to manage the Bank’s Northern region; and welcomes Ken Ramos, 53, Executive Vice President, Market Executive to oversee the Southern region, both effective as of July 16, 2019.

Mr. Lauhon joined the Bank in 2017 as Senior Vice President, Senior Credit Officer with over three decades of financial experience. Lauhon has extensive bank leadership, and commercial and agribusiness lending expertise. He holds educational degrees from Dartmouth College Graduate School of Credit and Financial Management, University of Colorado Graduate School of Banking, and a B.S. in Agricultural Business from California State University, Chico.

During his tenure as Executive Vice President, Market Executive, Mr. Lauhon will receive an annual salary of $200,000; will be eligible to participate in the Company’s Management Committee Incentive Plan for executive management; will receive a monthly automobile allowance of $1,000, a country club membership, and four weeks paid vacation per year.

Mr. Ramos is a seasoned banker who joins Central Valley Community Bank with nearly two decades of bank leadership, agribusiness and commercial banking experience, most recently with a major commercial bank as the Business Banking President overseeing the Central Valley region, which includes the counties he will manage in his new role. He received his B.S. in Agricultural Business, Finance from California Polytechnic State University, San Luis Obispo, and is a Banking and Finance Program Graduate from Pacific Coast Banking School.

During his tenure as as Executive Vice President, Market Executive, Mr. Ramos will receive an annual salary of $200,000; will be eligible to participate in the Company’s Management Committee Incentive Plan for executive management; will receive a monthly automobile allowance of $1,000, a country club membership, and four weeks paid vacation per year.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Form 8-K filed on July 16, 2019, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 9.01 Exhibits

(d) Exhibits
            99.1      Press release of Central Valley Community Bancorp issued July 16, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 16, 2019	CENTRAL VALLEY COMMUNITY BANCORP By: /s/ David A. Kinross David A. Kinross Executive Vice President and Chief Financial Officer (Principal Accounting Officer)

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Central Valley Community Bancorp issued July 16, 2019